UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902

(Address and zip code of principal executive offices)

203-578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE.

This Current Report on Form 8-K is being filed in connection with the completion on August 20, 2026 (the “Closing Date”) of the previously announced acquisition of Webster Financial Corporation, a Delaware corporation (“Webster”), by Banco Santander, S.A., a Spanish sociedad anónima (“Banco Santander”), pursuant to a transaction agreement dated February 3, 2026 (the “Transaction Agreement”), by and among Banco Santander, Webster and a wholly-owned subsidiary of Webster incorporated in the State of Virginia (“Webster Virginia”).

Among other things, the Transaction Agreement provides for the merger of Webster with and into Webster Virginia, with Webster Virginia continuing as the surviving corporation in such merger transaction (the “Reincorporation Merger”), and, immediately afterwards, the acquisition by Banco Santander of all outstanding shares of Webster Virginia common stock through a statutory share exchange, all subject to the terms and conditions of the Transaction Agreement (the “Share Exchange” and, together with the Reincorporation Merger, the “HoldCo Transactions”).

Immediately following the completion of the HoldCo Transactions, Banco Santander contributed all outstanding shares of Webster Virginia common stock to Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander (“SHUSA”) (the “Webster Virginia Contribution”), pursuant to the terms of a share contribution agreement (the “Contribution Agreement”) by and between Banco Santander and SHUSA. Immediately following the Webster Virginia Contribution, Webster Virginia merged with and into SHUSA (the “IHC Merger”), pursuant to the terms and conditions of an Agreement and Plan of Merger by and between SHUSA and Webster Virginia (the “IHC Agreement and Plan of Merger”) and the Virginia Stock Corporation Act.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The HoldCo Transactions were consummated on the Closing Date, and, as a result, Banco Santander acquired all outstanding shares of Webster common stock, par value $0.01 per share (the “Webster Common Stock”). Pursuant to the terms and conditions of the Transaction Agreement, each share of Webster Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger was exchanged for the right to receive from Banco Santander 2.0548 Banco Santander American Depositary Shares and $48.75 in cash, without interest. Upon the closing of the HoldCo Transactions, Webster Virginia, the successor by merger to Webster, became a wholly-owned subsidiary of Banco Santander.

In addition, at the effective time of the Reincorporation Merger, (i) each share of 5.25% Non-Cumulative Perpetual Preferred Stock, Series F, par value $0.01 per share, of Webster (the “Webster Series F Preferred Stock”) issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than shares held in treasury) was automatically converted into one share of 5.25% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of Webster Virginia (the “Webster Virginia Series A Preferred Stock”), (ii) each depositary share representing a 1/1000th interest in a share of the Webster Series F Preferred Stock became a depositary share representing a 1/1000th interest in a share of the Webster Virginia Series A Preferred Stock (the “Webster Virginia Series A Depositary Shares”), (iii) each share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series G, par value $0.01 per share, of Webster (the “Webster Series G Preferred Stock,” and, together with the Webster Series F Preferred Stock, the “Webster Preferred Stock”) issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than shares held in treasury) was automatically converted into one share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, of Webster Virginia (the “Webster Virginia Series B Preferred Stock”) and (iv) each depositary share representing a 1/40th interest in a share of the Webster Series G Preferred Stock became a depositary share representing a 1/40th interest in a share of the Webster Virginia Series B Preferred Stock (the “Webster Virginia Series B Depositary Shares”).

Immediately following the completion of the HoldCo Transactions, pursuant to the Contribution Agreement and the IHC Agreement and Plan of Merger, Banco Santander contributed all outstanding shares of Webster Virginia common stock to SHUSA, and immediately following the completion of the Webster Virginia Contribution, Webster Virginia was merged with and into SHUSA, with SHUSA continuing as the surviving corporation in the IHC Merger. In addition, at the effective time of the IHC Merger, (i) each share of Webster Virginia Series A Preferred Stock issued and outstanding immediately prior to the effective time of the IHC Merger (other than shares held in treasury) was automatically converted into the right to receive one share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H, par value $0.01 per share, of SHUSA (the “Series H Preferred Stock”), (ii) each Webster Virginia Series A Depositary Share became a depositary share representing a 1/1000th interest in a share of the Series H Preferred Stock, (iii) each share of Webster Virginia Series B Preferred Stock issued and outstanding immediately prior to the effective time of the IHC Merger (other than shares held in treasury) was automatically converted into the right to receive one share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I, par value $0.01 per share, of SHUSA (the “Series I Preferred Stock” and, together with the Series H Preferred Stock, the “SHUSA Preferred Stock”) and (iv) each Webster Virginia Series B Depositary Share became a depositary share representing a 1/40th interest in a share of the Series I Preferred Stock.

Immediately following the IHC Merger, pursuant to an agreement and plan of merger dated March 30, 2026 (as amended, the “WBNA Agreement and Plan of Merger”), by and among SHUSA, Santander Bank, National Association, a wholly-owned subsidiary of SHUSA (“SBNA”), and Webster Bank, National Association, a wholly-owned subsidiary of Webster (“WBNA”), WBNA was merged with and into SBNA, with SBNA being the surviving bank of such merger.

The foregoing descriptions of the Transaction Agreement, the Contribution Agreement, the IHC Agreement and Plan of Merger and the WBNA Agreement and Plan of Merger and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, the Contribution Agreement, the IHC Agreement and Plan of Merger and the WBNA Agreement and Plan of Merger, which are attached as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On August 19, 2026, in connection with the closing of the HoldCo Transactions and the IHC Merger, Webster notified the New York Stock Exchange (“NYSE”) that the certificate of merger for the Reincorporation Merger had been filed with the Department of State of the State of Delaware, and the two articles of merger, for the Reincorporation Merger and the IHC Merger, and articles of share exchange had been filed with the Virginia State Corporation Commission, and that the Reincorporation Merger, the Share Exchange and the IHC Merger would become effective on August 20, 2026 at 12:01 a.m., 12:02 a.m. and 12:04 a.m., respectively, Eastern Time. Webster requested that trading in Webster Common Stock and Webster Preferred Stock be suspended and further requested that the NYSE (i) withdraw Webster Common Stock and Webster Preferred Stock from listing on the NYSE before the market opened on NYSE on August 20, 2026 and (ii) file with the U.S. Securities and Exchange Commission (the “SEC”) on Form 25 a notification of delisting of such securities and the deregistration of such securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on August 20, 2026. As a result, Webster Common Stock and Webster Preferred Stock will no longer be listed on the NYSE.

SHUSA, as successor to Webster, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Webster Common Stock and Webster Preferred Stock under Section 12(g) of the Exchange Act and the suspension of Webster’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the effective time of the Reincorporation Merger, each holder of Webster Common Stock and Webster Preferred Stock ceased to have any rights with respect thereto, except the right to receive the applicable consideration described above and subject to the terms and conditions set forth in the Transaction Agreement.

ITEM 5.01.	CHANGES IN CONTROL OF THE REGISTRANT.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the HoldCo Transactions, at the effective time of the Share Exchange, a change of control of Webster occurred, and Webster Virginia, as successor to Webster in the Reincorporation Merger, became a wholly-owned subsidiary of Banco Santander. Immediately following the Webster Virginia Contribution, Webster Virginia merged with and into SHUSA in the IHC Merger, with SHUSA continuing as the surviving corporation.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

As of the effective time of the Reincorporation Merger, all of Webster’s directors and executive officers ceased to serve in such capacities. The departures of Webster’s directors were in connection with the consummation of the Reincorporation Merger and were not a result of any disagreement between Webster and the directors on any matter relating to Webster’s operations, policies or practices. In accordance with the terms of the Transaction Agreement, as of the effective time of the Share Exchange, John R. Ciulla, Luis Massiani, Frederick J. Crawford and Maureen B. Mitchell became members of the boards of directors of SHUSA and SBNA.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

As of the effective time of the Reincorporation Merger, the Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Webster ceased to be in effect by operation of law. In accordance with the terms of the Transaction Agreement, the Articles of Incorporation and Bylaws of Webster Virginia were amended and restated in their entirety and became the articles of incorporation and bylaws, respectively, of Webster Virginia as of the effective time of the Reincorporation Merger.

At the effective time of the IHC Merger, the articles of incorporation and bylaws of Webster Virginia ceased to be in effect by operation of law, and the articles of incorporation and bylaws of SHUSA remained the organizational documents of SHUSA as the surviving corporation. In connection with the IHC Merger, SHUSA filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Virginia State Corporation Commission, establishing the terms of the SHUSA Preferred Stock. The Articles of Amendment became effective at the effective time of the IHC Merger. A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

2.1

Transaction Agreement, dated as of February 3, 2026, by and among Webster Financial Corporation, Banco Santander, S.A. and Webster Virginia Corporation (incorporated by reference to Exhibit 2.1 to Webster Financial Corporation’s Current Report on Form 8-K, filed with the SEC on February 6, 2026).

2.2

Share Contribution Agreement, dated as of August 19, 2026, by and between Banco Santander, S.A. and Santander Holdings USA, Inc. (incorporated by reference to Exhibit 2.2 to Santander Holdings USA, Inc.’s Current Report on Form 8-K, filed with the SEC on August 20, 2026).

2.3

Agreement and Plan of Merger, dated as of August 19, 2026, by and between Santander Holdings USA, Inc. and Webster Virginia Corporation (incorporated by reference to Exhibit 2.3 to Santander Holdings USA, Inc.’s Current Report on Form 8-K, filed with the SEC on August 20, 2026).

2.4

Agreement and Plan of Merger, dated as of March 30, 2026, by and among Santander Holdings USA, Inc., Santander Bank, National Association and Webster Bank, National Association (incorporated by reference to Exhibit 2.1 of Santander Holdings USA, Inc.’s Current Report on Form 8-K, filed with the SEC on March 31, 2026).

3.1

Articles of Amendment to the Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 4.4 of Santander Holdings USA, Inc.’s Form 8-A, filed with the SEC on August 19, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.
as successor by merger to Webster Financial Corporation

Date: August 20, 2026	/s/ Gerard A. Chamberlain
Gerard A. Chamberlain
Executive Vice President and Senior Deputy General Counsel